Exhibit 99.1
Arch Coal, Inc.
BMO Capital Markets 2009 Global Metals & Mining Conference
Steve Leer, Chairman & CEO Arch Coal, Inc.
Hollywood, Florida February 24, 2009

Forward-Looking Information
This presentation contains “forward-looking statements” — that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission.
This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA. These non-GAAP financial measures are not measures of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. A reconciliation of these financial measures to the most comparable measures presented in accordance with generally accepted accounting principles has been included at the end of this presentation.
W Arch Coal, Inc.

CURRENT COAL MARKET OUTLOOK | LONG-TERM FAVORABLE ENERGY TRENDS | ENERGY SECURITY & ADVANCES IN CLEAN COAL | ABOUT ARCH COAL

After an exceptionally strong first half of 2008, energy markets have weakened considerably


25.00
20.00
15.00
10.00
5.00
0.00
$/mmBtu
1998
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2002
2003
2004
2005
2006
2007
2008
2009
Crude Oil
Natural Gas
Coal/CAPP
NYMEX Light Sweet Crude
NYMEX Henry Hub Nat Gas
CAPP NYMEX 12000

- Global economic recession has led to a contraction in **energy demand**
  - Electricity use and steel production have slowed
- Weak market trends also are spurring swift **supply rationalization**
  - Lack of credit causing financial distress among smaller or leveraged companies
  - Expansion projects are being delayed and production is being trimmed
  - Under investment in supply will set the stage for next market up-cycle

Source: ACI, NYMEX, Argus *Coal Daily*

Slide 3

CURRENT COAL MARKET OUTLOOK H LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL
Power generation and coal consumption are likely to be down in 2009, but so will supply
· Global economic slowdown is putting pressure on coal markets in the near term Change in Consumption of U.S. Coal (in million tons) — Expect demand contraction26 of 50 million tons in 2009,20 14 driven by reduced power and export demand as well asM the potential for natural gas displacement(13)
· Supply rationalization is underway, and will help to rebalance markets (50) – Announced domestic coal supply 2005 2006 2007 2008 2009E cuts total nearly 35 million tons — We’re already seeing production declines year-to-date
W Arch Coal, Inc. Source: EEI, EIA, MSHA and ACI Slide 4

CURRENT COAL MARKET OUTLOOK LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL
Prosperity is linked to electricity use 1.000 0.900 Australia / ? Canada Norway Iceland (9\ Poland\ / Kuwait 0.800 \A ? \ United ? \ Russia \ States ? China\ \ 0.700 , . A— Indonesia. \ \ 0.600 ?India S. Africa Japan, France, Netherlands, Pakistan \ Israel, United Kingdom, Italy 0.500 ?— -X— Nigeria Argentina, Mexico, Brazil 0.400 < Ethiopia 0.300 0 200 World average HDI = 0.729 — 0.100 World average per capita electricity consumption = 3,427 kWh/person/year 0 5,000 10,00015,00020,000 25,000 30,000 35,000 Electricity consumption per capita (in kWh) W| _
Source: United Nations Human Development Report 2007/2008 Slide 5

CURRENT COAL MARKET OUTLOOK ABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL
| | | | | | Coal has been the world’s fastest-growing fuel source in the past seven years Cumulative Percent Change in Global Energy Consumption 2000 — 2007
| | | | | | (in million tonnes of oil equivalent) Coal 35%
Nat. Gasl 20% • Since 2000, global coal use has grown by 35%, nearly double the — h consumption growth in natural gas
Hydro I 16% ¦ ¦ • Growth in coal demand will 1 continue to be driven by consumption
Oil 11% in the developing world, with gains in 1 the developed world as well
Nuclear! 6% • Fossil fuels are expected to remain
dominant global energy sources through 2030
W Arch Coal, Inc. Source: BP Statistical Review of World Energy 2008 Slide 6

CURRENT COAL MARKET OUTLOOK LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL
Around the world, countries are building coal plants to fuel electricity needs Plants Under Construction ,<. — j*. 2007 Global y*0 Coal Production: f(~ 6 billion metric tons f ......... >. ,j Europe (non-CIS) — M i £*r I I Oth a —— —— — Africa by 2013 —
8 GW online by 2015
Source: ACI and Platts International Slide 7

CURRENT COAL MARKET OUTLOOK ABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL
In the United States, electricity demand has steadily climbed since 1950 4000 3500 3000 2500 2000
1500 1000 500 |||
0 Residential Commercial “Industrial Other** Dj Arch coai.inc.

Source: EIA *LTM ending 11/30/08 **Includes power sold directly to transportation sector and self-generating power Slide 8

CURRENT COAL MARKET OUTLOOK LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL
| | | | | | | U.S. coal consumption growth will be driven by increasing capacity utilization and new plant start-ups Average Capacity Factors at Anticipated Annual Supply Needs for Existing U.S. Coal-Fueled Power Plants U.S. Coal Plants Under Construction (percent of plant utilization) .................. (in millions of tons) 85% — 20 80% Demonstrated at Summer Demand Peak 80% ™- ¦ PRB ¦ Non-PRB 75%— —74% 15 70% 67%. — ¦ ¦¦II III 10 ................... 65% 60% 5 55% 50% 97 98 99 00 01 02 03 04 05 06 07 20092010 2011 2012
| | | | | | | •Average utilization for the U.S. coal • Build-out of 16 GW through 2012 generation fleet continues to climb equates to 55 million tons of new annual coal demand •Plants have demonstrated the ability to operate at an 80% level in summer • PRB will likely service roughly half — Achieving 80% utilization equates to of this demand an incremental 80 million tons annually Source: Platts, EIA and ACI Slide 9

CURRENT COAL MARKET OUTLOOK ABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL
CAPP index coal prices have fallen considerably; some high-cost supply likely to disappear Central Appalachia CSX Rail 1.2% Central Appalachia Supply Curve Coal Index Forward Prices (2007 cash costs per ton) $100 i
$90 $123 $118 $80 _J-
I $111 $111 $70 f — 2010 current index price * —— —
$57 $57 $59 $62 r~~ — $20 r*—
$10 I .............................................................................................. 1 ......................... 2Q093Q094Q092010 0 50 100150 200 250 ¦ As of 10/3/08 ¦ As of 2/20/09 Production (in million tons)
· CAPP index forward prices have fallen more than 40% since last fall
· Current prices are likely below the marginal cost of some producers
W Arch Coal, Inc. Source: ACI and Argus Coal Daily Slide 10

CURRENT COAL MARKET OUTLOOK LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL
U.S. coal mining productivity has been on the decline since the start of this decade Powder River Basin Western Bituminous Central Appalachia 50 (tons per hour) 10 (tons per hour) 7 (tons per hour) 6 40 8 30 6 Mill Mill irltJ 10 ‘— ...... ....... * .... 2 ‘— ....... ....... ’— 2 ‘00 ‘02 ‘04’06 ‘08 ‘00 ‘02’04’06’08 ‘00’02’04’06’08 PRB surface Western Bit. underground | CAPP surface ¦ CAPP underground
Productivity declines are occurring across all major basins, including Northern Appalachia and the Illinois Basin
n Arch Coal, Inc. Source: ACI, Energy Velocity Slide 11

CURRENT COAL MARKET OUTLOOK ABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL
Powder River Basin market expansion is underway China <r7—~-i—J ! prbm ...... J—Ac—(; -""Jr & ) / / i ................... v j/ a j y*—\g\ 58—-c./ — India V \ / 1 j ............... V ............... ? 1©L /"*
Since 2003
>1 million ton increase in PRB coal burn
<1 million ton increase
in PRB coal burn
9 Recent test burnsPRB demand has grown by more than 80 million tons in past 5 years, increasing penetration of existing markets and expanding reach into new markets
· Arch has signed agreements with traditional and non-traditional PRB customers to test - as well as increase burn of — PRB coal
· This trend should help to further unlock the value of reserves in the region over time
Source: ACI Slide 12

CURRENT COAL MARKET OUTLOOK -TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL
Since 1990, PRB coal has gained market share in border states just east of the Mississippi River Border States Border States Border States East of Mississippi River East of Mississippi River East of Mississippi River
Burn by Coal Type circa 1990 Burn by Coal Type circa 1995 Burn by Coal Type circa 2008 ¦ PRBNon-PRB ¦ PRBNon-PRB ¦ PRB ¦ Non-PRB • Eastern border state • By 1995, power plants • Current 73 percent power plants in Wisconsin, in these four states mix of PRB coal has Illinois, Tennessee and increased their mix of been achieved with Mississippi historically PRB coal from 22 relatively modest burned a small mix of percent to 42 percent capital investment PRB coal in just five years
Source: ACI and Energy Velocity *Border states represent WS, IL, TN and MS Slide 13

CURRENT COAL MARKET OUTLOOK AVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL
We foresee increased PRB market expansion opportunities further east of the Mississippi River Non-Border States (Eastern power plants in non- East of Mississippi River border states are generally Burn by Coal Type circa 2008 comparable in design to 27% j \ plants in the border states f X\ i-csCSw Non-border state plants V I x~—>/ y w should be able to increase S h /L——-"" ...... their PRB coal use greatly
r ~2-*w> /S \ with minimal investment ¦PRB switching opportunity ( \ 5 ***-*-*. ¦Non-PRB \ \ 7 ?V/"~ N \ Based on historical switching in the fr \ border states and the lower heat \J content of PRB coal, the theoretical PRB switching opportunity >< in the East is substantial > Source: ACI and Energy Velocity Slide 14

CURRENT COAL MARKET OUTLOOK LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL
| | | Coal is an affordable and secure energy choice for America U.S. Energy Reserves U.S. Petroleum Supply U.S. Fuel Prices
| | | (in trillion Btu) (million barrels per day, 2007) ($/million Btu at 2/20/09) Coal: 94% fcr >10x $6.72
PRB Natural Crude ¦ Coal ¦ Natural Gas ¦ Oil ¦ Domestic ¦ OPEC ¦ Non-OPEC 8800 Gas Oil
FOB rail Wellhead (2Q09) (March 2009)
W Arch Coal, Inc. Source: EIA, BP Statistical Review of World Energy 2008, Argus Coal Daily and NYMEX Slide 15

CURRENT COAL MARKET OUTLOOK LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL
Since 1970, coal has been used in increasingly clean ways in the United States
Higher efficiency rates and carbon capture technologies
create opportunities for reducing carbon intensity as well
W Arch Coal, Inc.
Source: NMA, EPA NO(Sulfur Dioxide), PM10 (Particulate Matter) Slide 16

CURRENT COAL MARKET OUTLOOK LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL
President Obama recognizes need for low-cost and secure energy; supports clean coal technologies W: “To the extent ... that we can sequester carbon, ¦ capture greenhouse gases before they’re emitted I5- r 1 into the atmosphere, that’s going to be good for 1 everybody. Because if we don’t, then we’re going L* -W A to have a ceiling at some point in terms of W \ \ w M our ability to expand our economies and v I fl/ maintain the standard of living k I fmm [ Jfi 1 i FAZs U.S. President Obama (2/18/09)
· Obama has announced plans to develop five “first-of-a-kind” commercial scale coal-fueled plants with carbon capture and sequestration (CCS) technology
· New stimulus bill includes $3.4 billion to advance clean coal technologies, including CCS development
Source: ACI Slide 17

CURRENT COAL MARKET OUTLOOK LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL
Clean coal technologies can create jobs, increase energy security and address climate concerns Plug-in hybrids areCoal can be converted Coal can be converted perhaps the best andinto transportation fuels, into synthetic natural gas most realistic way tothus reducing our for use in residential as decarbonize thereliance on imported well as a wide range of automotive fleetenergy industrial applications
· Coal conversion technologies can unlock coal’s full potential
· Arch participates via an equity interest in DKRW, who plans to build a coal-to-gasoline facility on Arch’s reserves in southern Wyoming
- Proposed plant would capture CO2 to enhance recovery in domestic oil fields 5 Arch Coal‘lnc
Source: ACI Slide 18

CURRENT COAL MARKET OUTLOOK LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL
Arch is funding university research projects dedicated to advancing clean coal technologies The goal of the Consortium for Clean Coal cleaa/ c Utilization at Washington University in St. Louis W * jVH is to bring university researchers, industries, W5 j mk %k foundations and government organizations ¦ g |«5fc*iK I together to research clean coal technology. ¦ o Wg9M* m — II Washing V- •
The Clean Coal Technology Center at the University of Wyoming’s School of Energy
imSD| Resources is dedicated to advancing coal EraQQn utilization research as well as school programs Hi HBSS9 geared towards energy-related careers. JJUSamM hfcyjj— Arch Coal Inc. —— —
Source: ACI, university websites Slide 19

CURRENT COAL MARKET OUTLOOK LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL
Arch Coal is well-positioned for the future
· One of the largest coal producers in the United States
· We supply roughly 12 percent of the U.S. coal supply
-Provide cleaner-burning, low-sulfur coal to domestic power producers to fuel 6 percent of the nation’s electricity -Ship coal to domestic and international steel manufacturers as well as international power producers
· Our talented workforce operates large, modern and efficient mines Industry leader in mine safety and environmental commitment Arch Coal, Inc.
Source: ACI Slide 20

CURRENT COAL MARKET OUTLOOK | LONG-TERM FAVORABLE ENERGY TRENDS | ENERGY SECURITY & ADVANCES IN CLEAN COAL | ABOUT ARCH COAL

Arch's safety and environmental performance is the best among the largest public coal companies

Lost-Time Safety Incident Rate
(per 200,000 employee-hours worked)


3.86
3.49
3.37
3.31
3.06
Industry Five Year Average = 3.42
1.40
0.88
1.23
1.02
0.81
Arch Five Year Average = 1.07
2004
2005
2006
2007
2008

- Arch's **safety record** is the best in the U.S. coal industry
  - Awarded MSHA's Sentinels of Safety honor for operating the nation's safest underground coal mines in 2006 and 2007
- Arch's **environmental performance** ranks first among major coal industry peers
  - Earned 5 National Good Neighbor Awards since 2003

Sources: ACI, MSHA

Slide 22

CURRENT COAL MARKET OUTLOOK LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL
Arch’s safety and environmental performance is the best among the largest public coal companies Lost-Time Safety Incident Rate (per 200,000 employee-hours worked) • Arch’s safety record is the best in the U.S. coal industry 3.86 ’
¦**>>>(( 349 — Awarded MSHAs Sentinels of
**’” a337 B331 Safety honor for operating the -"306 nation’s safest underground coal Industry Five Year Average = 3.42 mines in 2006 and 2007
· Arch’s environmental 1.40 088...1 1.02 performance ranks first among ‘-?0.81 major coal industry peers Arch Five Year Average = 1.07 – Earned 5 National Good 2004 2005 2006 2007 2008 Neighbor Awards since 2003
Sources: ACI, MSHA Slide 22

CURRENT COAL MARKET OUTLOOK LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL
| | | | | | | | | | | | Arch’s financial performance highlights the success of the company’s market-driven philosophy Revenues Cash Flow from Operations (in $millions) ................... (in $millions) $2,984 $679 $2,500 $308 $331 2006 2007 2008 2006 2007 2008
| | | | | | | | | | | | Earnings per Share Adj. EBITDA*
(fully diluted) (in $millions) $2.45 $753
$1.80 $545
¦
$472
$1.21
ii ....... i ............ i 2 2006 2007 2008 2006 2007 2008
Source: ACI Note: Results adjusted for stock splits. *EBITDA reconciliation is at end of presentation Slide 23

CURRENT COAL MARKET OUTLOOK LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL
Arch’s market-driven strategy will be the driver of future value creation
· Reduce production targets during ,-H weak market cycles — Preserves future value of reserve base
· Lower capital spending levels BSS — Match spending with our expectations Jjjk w- iL of market demand and reduced %/t: production targets Ohm~ U
· Diligently manage controllable costs |fc« — Maintain operational flexibility at our operations
· Remain patient in sales contracting — Layer in sales as market rebounds — Use of trading to optimize asset base
Source: ACI Slide 24

CURRENT COAL MARKET OUTLOOK LONG-TERM FAVORABLE ENERGY TRENDS ENERGY SECURITY & ADVANCES IN CLEAN COAL ABOUT ARCH COAL
Arch’s future growth avenues are compelling Strategic Growth Organic Growth Consider acquisitions or Invest in core businesses to other investments that enhance profit growth and strategically fit return on capital, evaluate and create value opportunities to further upgrade and expand reserve base
P Shareholder Returns
Market Expansion Capital Structure Enhancement
Consider investments to Maintain strong balance sheet, expand market for coal and consider other vehicles (and improve coal’s value proposition) for value creation, such as through Btu-conversion and other share repurchases or dividend advanced coal technologies increases, when advantageous
Arch Coal, Inc. Source: ACI Slide 25
EBITDA Reconciliation Chart
Included in the accompanying presentation, we have presented certain non-GAAP measures as defined by Regulation G. The following reconciles these items to net income as reported under GAAP.
Year Ended December 31, 200620072008
— (in $000s) Net income $260,931$174,929$354,330 Income tax (benefit) expense 7 ,650(19,850) 41,774
Interest expense, net 60,63972,265 64,285
Depreciation, depletion and amortization 208,354242,062 292,848
Expenses from early debt extinguishment and other non-operating 7 ,4472 ,273 .. — ..... —— — Adjusted EBITDA $545,021 $471,679 $753,237
Source: ACI